UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):  November 26, 2012
Merit Medical Systems, Inc.
(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 26, 2012, Merit Medical Systems, Inc., a Utah corporation (“Merit”), announced that it has entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Vital Signs, Inc., a New Jersey corporation (“Vital Signs”), pursuant to which Vital Signs has agreed to sell, and Merit has agreed to purchase, all of the issued and outstanding shares of Thomas Medical Products, Inc., a Pennsylvania corporation (“Thomas Medical”) in an all-cash transaction valued at approximately $167 million, subject to customary post-closing adjustments (the “Acquisition”). Merit also announced its intention to finance the proposed Acquisition through the expansion of its existing credit facility with Wells Fargo Bank.

Consummation of the proposed Acquisition is subject to certain closing conditions, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Merit currently anticipates that the proposed Acquisition will be completed prior to December 31, 2012.

The foregoing summary of the proposed Acquisition and the transactions contemplated by the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to such agreement, a copy of which Merit intends to file through an amendment to this Current Report on Form 8-K.

Merit issued a press release regarding the transactions contemplated by the Purchase Agreement, a copy of which is filed as Exhibit 99.1 to this Current Report, and incorporated herein by this reference.

Safe Harbor for Forward-Looking Statements

This Report contains forward-looking statements regarding, among other things, the proposed Acquisition of Thomas Medical and Merit's and Thomas Medical's financial position, results of operations, product development and business strategy, as well as estimates of Merit's future operating and financial performance and earnings per share. Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “will,” “may,” “intend” or similar expressions are forward-looking statements. Because these statements reflect Merit's current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Readers should note that many factors could affect the proposed Acquisition, as well as future financial results, and could cause actual results to vary materially from those expressed in forward-looking statements set forth in this release. These factors include, but are not limited to, the risk that the proposed Acquisition will not close; the risk that, if the proposed Acquisition does close, Merit will not be successful in its efforts to integrate the operations of Thomas Medical with its existing operations; the risk that Merit may not achieve the financial and operating results it currently believes Thomas Medical will generate subsequent to the completion of the proposed Acquisition; the risk that Merit will be unsuccessful in its efforts to develop, commercialize and market new products to be acquired through the proposed Acquisition (or products developed through the use of intellectual property to be acquired through the proposed Acquisition); and the risk that Merit will be unable to obtain the financing or regulatory approvals necessary to complete the proposed Acquisition and pursue its intended business strategy. Other factors that may affect Merit's future financial results and could cause actual results to vary materially from those expressed in this release include product recalls and product liability claims; expenditures relating to research, development, testing and regulatory approval or clearance of Merit's products and risks that such products may not be developed successfully or approved for commercial use; greater governmental scrutiny and regulation of the medical device industry; reforms to the 510(k) process administered by the U.S. Food and Drug Administration; compliance with governmental regulations and administrative procedures; potential restrictions on Merit's liquidity or its ability to operate its business by its current debt agreements; possible infringement of Merit's technology or the assertion that Merit's technology infringes the rights of other parties; the potential of fines, penalties, or other adverse consequences if Merit's employees or agents violate the U.S. Foreign Corrupt Practices Act or other laws and regulations; laws targeting fraud and abuse in the healthcare industry; potential for significant adverse changes in, or failure to comply with, governing regulations; the effect of changes in tax laws and regulations in the United States or other countries; increases in the price of commodity components; negative changes in economic and industry conditions in the United States and other countries; termination or interruption of relationships with Merit's suppliers, or failure of such suppliers to perform; fluctuations in Euro and GBP exchange rates; Merit's need to generate sufficient cash flow to fund its debt obligations, capital expenditures, and ongoing operations; concentration of Merit's revenues among a few products and procedures; development of new products and technology that could render Merit's existing products obsolete; market acceptance of new products; volatility in the market price of Merit's common stock; modification or limitation of governmental or private insurance reimbursement policies; changes in health care markets related to health care reform initiatives; failure to comply with applicable environmental laws; changes in key personnel; work stoppage or transportation risks; uncertainties associated with potential healthcare policy changes which may have a material adverse effect on Merit; introduction of products in a timely fashion; price and product competition; availability of labor and materials; cost increases; fluctuations in and obsolescence of inventory; and other factors referred to in Merit's Annual Report on Form 10-K for the year ended December 31, 2011 and other materials filed with the Securities and Exchange Commission. All subsequent forward-looking statements attributable to

Merit or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. Actual results will differ, and may differ materially, from anticipated results. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results, and Merit assumes no obligation to update or disclose revisions to those estimates.

Item 7.01 Regulation FD Disclosure

Additionally, Merit intends for its management to use the materials attached to this Current Report as Exhibit 99.2 (the “Presentation Materials”) in connection with meetings and communications with shareholders and members of the financial and investment community with respect to the proposed Acquisition.

The information set forth in the Presentation Materials is summary information that is intended to be considered in the context of Merit's filings with the Securities and Exchange Commission and other public announcements that Merit may make, from time to time, by press release or otherwise. Merit undertakes no duty or obligation to publicly update the information contained in the Presentation Materials, although it may do so from time to time as it determines is necessary. Any updates may be made through the filing of other reports with the Securities and Exchange Commission, through press releases, or by other public disclosures. Actual results will differ, and may differ materially, from anticipated results. Financial estimates and projections are subject to change and are not intended to be relied upon as predictions of future operating or financial results or financial position, and Merit assumes no obligation to update or disclose revisions to those estimates or projections. The information set forth in this Item 7.01 and in Exhibit 99.2 attached hereto is qualified in all respects by, and is subject in all respects to, the statement set forth in the “Safe Harbor for Forward-Looking Statements section set forth above.

The information contained in this Item 7.01 and in the attached Exhibit 99.2 is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not deemed incorporated by reference by any general statements incorporating by reference this Current Report or future filings into any filings under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that Merit specifically incorporates the information by reference. By filing this Current Report and furnishing this information, Merit makes no admission or statement as to the materiality of any information in this Current Report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01. Financial Statements and Exhibits

(d)     Exhibits

99.1	Press Release Issued by Merit, dated November 26, 2012, entitled “Merit Medical Signs Agreement to Acquire Thomas Medical Products, a Unit of GE Healthcare”

99.2	Management presentation of Merit Medical Systems, Inc., dated November, 2012, entitled “Acquisition of Thomas Medical”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: November 26, 2012	By:	/s/ Rashelle Perry
Chief Legal Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated November 26, 2012, entitled “Merit Medical Signs Agreement to Acquire Thomas Medical Products, a Unit of GE Healthcare”
99.2	Slide presentation of Merit Medical Systems, Inc., dated November 26, 2012, entitled “Acquisition of Thomas Medical”

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